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Exhibit 21.1

Subsidiaries of the Registrant

FIRSTCITY FINANCIAL CORPORATION

(21)    Subsidiaries of the Registrant

1.
FirstCity Financial Corporation. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Financial Corporation or certain of its subsidiaries own an equity interest.

A.
Corporations:

	Name:	Bosque Asset Corp.
	Jurisdiction:	Texas, incorporated on March 27, 1997
	Shareholders:	FirstCity Financial Corporation	10,000 Shares	(100%)
	Name:	FirstCity Commercial Corporation (formerly J-Hawk Corporation)
	Jurisdiction:	Texas, incorporated on July 21, 1995
	Shareholders:	FirstCity Financial Corporation	1,000 Shares Cert. No. 1	(100%)
	Consolidated Subsidiary:	Yes
	Name:	FC Capital Corp. (d/b/a FirstCity Capital Corporation)
	Jurisdiction:	New York, incorporated on August 4, 1997
	Shareholders:	FirstCity Financial Corporation	1,000,000 Shares	(100%)
	Name:	FirstCity Consumer Lending Corporation
	Jurisdiction:	Texas, incorporated on September 5, 1997
	Shareholders:	FirstCity Financial Corporation	1,000 Shares	(100%)
	Consolidated Subsidiary:	Yes
B.	Corporate General Partners of Limited Partnerships:
	Name:	Bosque Asset GP Corp. (formerly SLP Assets GP Corp.)
	Jurisdiction:	Texas, incorporated on April 12, 2001
	Shareholder:	FirstCity Financial Corporation	400 Shares	(100%)
	Name:	Bosque Leasing GP Corp. (formerly Bosque Investment Realty Corp.)
	Jurisdiction:	Texas, incorporated on June 6, 1997
	Shareholders:	Bosque Asset Corp.	400 Shares	(100%)

C.	Limited Partnerships:
	Name:	Bosque Asset Funding, L.P. (formerly SLP Assets, Ltd.)
	Jurisdiction:	Texas, certificate filed on April 12, 2001
	Partners:	Bosque Asset GP Corp.	General	0.50%
		FirstCity Financial Corporation	Limited	99.50%
	Name:	Bosque Leasing, L.P. (formerly Bosque Investment Realty Partners, L.P.)
	Jurisdiction:	Texas, certificate filed on June 6, 1997
	Partners:	Bosque Leasing GP Corp.	General—2.0%
		Bosque Asset Corp.	Limited—98.0%
2.
FirstCity Commercial Corporation. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Commercial Corporation or certain of its subsidiaries own an equity interest.
A.	Corporations and other Entities:
	Name:	FirstCity Holdings Corporation
	Jurisdiction:	Texas, incorporated on October 16, 1998
	Shareholders:	FirstCity Commercial Corporation	1000 Shares	(100%)
	Name:	FirstCity Europe Corporation
	Jurisdiction:	Texas; incorporated on May 12, 2003
	Shareholders:	FirstCity Commercial Corporation	1,000 Shares	(100%)
	Name:	Calibat Fund Limited Liability Company
	Jurisdiction:	Minnesota
	Members:	FirstCity Commercial Corporation	50%
	Name:	Community Development Investments, LLC
	Jurisdiction:	Delaware, incorporated June 18, 1999
	Manager:	WAMCO XXIV, Ltd.
	Members:	WAMCO XXIV, Ltd.	100% of Common Membership Interests
	Name:	FirstStreet Investment Corporation
	Jurisdiction:	Delaware, incorporated on August 9, 1996
	Shareholders:	FirstCity Commercial Corporation	500 Shares	(50%)
	Name:	FirstStreet Investment L.L.C.
	Jurisdiction:	Delaware, certificate filed on August 9, 1996
	Members:	FirstStreet Investment Corporation and WAMCO IX, Ltd.
	Name:	FC Funding Corp.
	Jurisdiction:	Texas, incorporated on March 26, 1996
	Shareholders:	FirstCity Commercial Corporation	1,000 Shares	(100%)

	Name:	W &B Property Management, Inc.
	Jurisdiction:	Texas, incorporated on February 12, 1993
	Shareholders:	FC Properties One, Ltd.	1,000 Shares	(100%)
	Name:	F & C Texas Holdings Corporation
	Jurisdiction:	Texas, incorporated on November 23, 2005
	Shareholders:	FirstCity Commercial Corporation	4,000 Shares	Class A (80%)
	Name:	F & C Delaware Holdings Corporation
	Jurisdiction:	Delaware, incorporated on November 22, 2005
	Shareholders:	F & C Texas Holdings Corporation	4,000 Shares	Class A (80%)
B.	Corporate General Partners of Limited Partnerships:
	Name:	WAMCO IX of Texas, Inc.
	Jurisdiction:	Texas
	Shareholders:	FirstCity Commercial Corporation	200 Shares	(50%)
	Name:	WAMCO XXIV of Texas, Inc.
	Jurisdiction:	Texas, incorporated on March 6, 1996
	Shareholders:	FirstCity Commercial Corporation	200 Shares	(50%)
	Name:	WAMCO XXV of Texas, Inc.
	Jurisdiction:	Texas, incorporated on August 8, 1997
	Shareholders:	FirstCity Commercial Corporation	200 Shares	(50%)
	Name:	WAMCO XXVI of Texas, Inc.
	Jurisdiction:	Texas, incorporated on September 22, 1998
	Shareholders:	FirstCity Commercial Corporation	200 Shares	(50%)
	Name:	FH Asset Corp.
	Jurisdiction:	Texas, incorporated on December 17, 1996
	Shareholders:	FirstCity Commercial Corporation	200 Shares	(95%)
		FirstCity Holdings Corporation	9.53 Shares	(5%)
	Name:	FC Assets Corp.
	Jurisdiction:	Texas, incorporated on February 27, 1998
	Shareholders:	FirstCity Commercial Corporation	200 Shares	(100%)
	Name:	DFC Asset Corp.
	Jurisdiction:	Texas, incorporated on July 26, 1995
	Shareholders:	FirstCity Commercial Corporation	1,000 Shares	(100%)

	Name:	First C Corp.
	Jurisdiction:	Texas, incorporated on March 6, 1998
	Shareholders:	FirstCity Commercial Corporation	200 Shares	(100%)
	Name:	First X Corp.
	Jurisdiction:	Texas, incorporated on October 3, 1996
	Shareholders:	FirstCity Commercial Corporation	200 Shares	(100%)
	Name:	First B Corp.
	Jurisdiction:	Texas, incorporated on October 10, 1997
	Shareholders:	FirstCity Commercial Corporation	400 Shares	(100%)
	Name:	FirstGreen GP LLC
	Jurisdiction:	Delaware; formed on August 29, 2003
	Member:	FirstCity Commercial Corporation		(100%)
	Name:	FC Washington GP LLC
	Jurisdiction:	Texas; formed on April 20, 2005
	Member:	FirstCity Commercial Corporation		(100%)
C.	Limited Partnerships:
	Name:	WAMCO IX, Ltd.
	Jurisdiction:	Texas
	Partners:	WAMCO IX of Texas, Inc.	General	2%
		FirstCity Commercial Corporation	Class A Limited	49%
	Name:	WAMCO XXIV, Ltd.
	Jurisdiction:	Texas, certificate filed on March 6, 1996
	Partners:	WAMCO XXIV of Texas, Inc.	General	2%
		FirstCity Commercial Corporation	Limited	49%
	Name:	WAMCO XXV, Ltd.
	Jurisdiction:	Texas, certificate filed on August 8, 1997
	Partners:	WAMCO XXV of Texas, Inc.	General	2%
		FirstCity Commercial Corporation	Limited	49%
	Name:	WAMCO XXVI, Ltd.
	Jurisdiction:	Texas, certificate filed on September 22, 1998
	Partners:	WAMCO XXVI of Texas, Inc.	General	0.50%
		FirstCity Commercial Corporation	Limited	49.75%

	Name:	FH Partners, L.P.
	Jurisdiction:	Texas, certificate filed on December 17, 1996
	Partners:	FH Asset Corp.	General	2%
		FirstCity Commercial Corporation	Limited	85.223%
		FirstCity Holdings Corporation	Limited	12.973%
	Name:	First C Partners, L.P.
	Jurisdiction:	Texas, certificate filed on March 6, 1998
	Partners:	First C Corp.	General	1.804%
		FirstCity Commercial Corporation	Limited	98%
	Name:	First X Realty, L.P.
	Jurisdiction:	Texas, certificate filed on October 3, 1996
	Partners:	First X Corp.	General	2%
		FirstCity Commercial Corporation	Limited	98%
	Name:	First B Realty, L.P.
	Jurisdiction:	Texas, certificate filed on October 10, 1997
	Partners:	First B Corp.	General	1%
		FirstCity Commercial Corporation	Limited	49%
	Name:	FC Properties, Ltd.
	Jurisdiction:	Texas, certificate filed on February 27, 1998
	Partners:	FC Assets Corp.	General	0.50%
		FirstCity Commercial Corporation	Limited	14.50%
	Name:	Diversified Financial Systems, L.P.
	Jurisdiction:	Texas, certificate filed on April 19, 1999
	Partners:	DFC Asset Corp.	General	1.0%
		FirstCity Commercial Corporation	Limited	99.0%
	Name:	FirstGreen LP
	Jurisdiction:	Delaware, August 29, 2003
	Partners:	FirstGreen GP LLC	General	1.00%
		FirstCity Commercial Corporation	Limited	99.00%
	Name:	FC Washington I LP
	Jurisdiction:	Texas, April 20, 2005
	Partners:	FC Washington GP LLC	General	1.00%
		FirstCity Commercial Corporation	Limited	99.00%
D.	Corporate General Partners of REO Affiliate Limited Partnerships:

	Name:	SOWAMCO XX of Texas, Inc.
	Jurisdiction:	Texas
	Shareholders:	FirstCity Commercial Corporation	1,800 Shares	(50%)
	Name:	SOWAMCO XXIV of Texas, Inc.
	Jurisdiction:	Texas, incorporated on December 15, 1993
	Shareholders:	FirstCity Commercial Corporation	200 Shares	(50%)
	Name:	SOWAMCO XXV of Texas, Inc.
	Jurisdiction:	Texas, incorporated on May 26, 1995
	Shareholders:	FirstCity Commercial Corporation	200 Shares	(50%)
	Name:	FH Properties of Texas, Inc.
	Jurisdiction:	Texas, incorporated on November 19, 1997
	Shareholders:	FirstCity Commercial Corporation	200 Shares	(100%)
	Name:	Paloma Asset Corp.
	Jurisdiction:	Texas, incorporated on November 26, 1996
	Shareholders:	FirstCity Commercial Corporation	200 Shares	(50%)
	Name:	SVD Realty Asset Corp.
	Jurisdiction:	Texas, incorporated on June 6, 1997
	Shareholders:	FirstCity Commercial Corporation	400 Shares	(100%)
	Name:	FC Assets One Corp.
	Jurisdiction:	Texas, incorporated on March 17, 1998
	Shareholders:	FC Assets Corp.	1,000 Shares	(100%)
	Name:	FC Assets Three Corp.
	Jurisdiction:	Texas, incorporated on March 17, 1998
	Shareholders:	FC Assets Corp.	1,000 Shares	(100%)
	Name:	FC Assets Four Corp.
	Jurisdiction:	Texas, incorporated on March 17, 1998
	Shareholders:	FC Assets Corp.	1,000 Shares	(100%)
	Name:	FC Assets Five Corp.
	Jurisdiction:	Texas, incorporated on March 17, 1998
	Shareholders:	FC Assets Corp.	1,000 Shares	(100%)
	Name:	FC Assets Six Corp.
	Jurisdiction:	Texas, incorporated on March 17, 1998
	Shareholders:	FC Assets Corp.	1,000 Shares	(100%)
	Name:	EuroTex Partners GP Corp.
	Jurisdiction:	Texas, incorporated on June 18, 2004
	Shareholders:	FirstCity Commercial Corporation	400 Shares	(100%)
E.	REO Affiliate Limited Partnerships:

Name:	SOWAMCO XX, Ltd.
Jurisdiction:	Texas
Partners:	SOWAMCO XX of Texas, Inc.	General	2%
	WAMCO IX, Ltd.	Limited	98%
Name:	SOWAMCO XXIV, Ltd.
Jurisdiction:	Texas, filed Certificate of Limited Partnership on December 15, 1993
Partners:	SOWAMCO XXIV of Texas, Inc.	General	2%
	WAMCO IX, Ltd.	Limited	98%
Name:	SOWAMCO XXV, Ltd.
Jurisdiction:	Texas, filed Certificate of Limited Partnership on May 26, 1995
Partners:	SOWAMCO XXV of Texas, Inc.	General	2%
	WAMCO XXV, Ltd.	Limited	98%
Name:	FH Properties, L.P.
Jurisdiction:	Texas, certificate filed on November 19, 1997
Partners:	FH Properties of Texas, Inc.	General	2%
	FH Partners, L.P.	Limited	98%
Name:	Paloma Realty, Ltd.
Jurisdiction:	Texas, certificate filed on November 26, 1996
Partners:	Paloma Asset Corp.	General	2%
	WAMCO XXV Ltd.	Limited	98%
Name:	SVD Realty, L.P.
Jurisdiction:	Texas, certificate filed on June 6, 1997
Partners:	SVD Realty Asset Corp.	General	2%
	FirstCity Commercial Corporation	Limited	98%
Name:	FC Properties One, Ltd.
Jurisdiction:	Texas, certificate filed on March 17, 1998
Partners:	FC Assets One Corp.	General	0.50%
	FC Properties, Ltd.	Limited	99.50%
Name:	FC Properties Three, Ltd.
Jurisdiction:	Texas, certificate filed on March 17, 1998
Partners:	FC Assets Three Corp.	General	0.50%
	FC Properties, Ltd.	Limited	99.50%
Name:	FC Properties Four, Ltd.
Jurisdiction:	Texas, certificate filed on March 17, 1998
Partners:	FC Assets Four Corp.	General	0.50%
	FC Properties, Ltd.	Limited	99.50%

Name:	FC Properties Five, Ltd.
Jurisdiction:	Texas, certificate filed on March 17, 1998
Partners:	FC Assets Five Corp.	General	0.50%
	FC Properties, Ltd.	Limited	99.50%
Name:	FC Properties Six, Ltd.
Jurisdiction:	Texas, certificate filed on March 17, 1998
Partners:	FC Assets Six Corp.	General	0.50%
	FC Properties, Ltd.	Limited	99.50%
Name:	EuroTex Partners, Ltd.
Jurisdiction:	Texas, certificate filed on June 18, 2004
Partners:	EuroTex Partners GP Corp.	General	0.50%
	FirstCity Commercial Corporation	Limited	99.50%

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  Exhibit 21.1
Subsidiaries of the Registrant
FIRSTCITY FINANCIAL CORPORATION